Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2025 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of March, 2026.

/s/ Kelly C. Atkinson

Kelly C. Atkinson

Director

STATE OF HAWAII	)
) SS
CITY AND COUNTY OF HONOLULU	)

On this 11th day of March, 2026, personally appeared before me Kelly C. Atkinson, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 11th, 2026, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 11th day of March, 2026.

/s/ Elaine K. Royston Elaine K. Royston, Notary Public
First Circuit, State of North Hawaii
My Commission Expires: September 5, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2025 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of March, 2026.

/s/ William L. Barney

William L. Barney

Director

STATE OF HAWAII	)
) SS
CITY AND COUNTY OF HONOLULU	)

On this 11th day of March, 2026, personally appeared before me William L Barney, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 11th, 2026, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 11th day of March, 2026.

/s/ Elaine K. Royston Elaine K. Royston, Notary Public
First Circuit, State of North Hawaii
My Commission Expires: September 5, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2025 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of March, 2026.

/s/ Felix A. Bernshteyn

Felix A. Bernshteyn

Director

STATE OF CALIFORNIA	)
) SS
COUNTY OF LOS ANGELES	)

On this 17th day of March, 2026, personally appeared before me Felix A. Bernshteyn, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 17th, 2026, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 17th day of March, 2026.

/s/ Mari Newhoff Mari Newhoff
Notary Public, State of California
My commission expires: October 24, 2029

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2025 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of March, 2026.

/s/ Mikhail Y. Dyadyuk

Mikhail Y. Dyadyuk

Director

STATE OF HAWAII	)
) SS
CITY AND COUNTY OF HONOLULU	)

On this 11th day of March, 2026, personally appeared before me Mikhail Y. Dyadyuk, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 11th, 2026, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 11th day of March, 2026.

/s/ Elaine K. Royston Elaine K. Royston, Notary Public
First Circuit, State of North Hawaii
My Commission Expires: September 5, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2025 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of March, 2026.

/s/ John T. Komeiji

John T. Komeiji

Director

STATE OF HAWAII	)
) SS
CITY AND COUNTY OF HONOLULU	)

On this 11th day of March, 2026, personally appeared before me John T. Komeiji, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 11th, 2026, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 11th day of March, 2026.

/s/ Elaine K. Royston Elaine K. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2025 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of March, 2026.

/s/ Steven R. Kutos

Steven R. Kutos

Director

STATE OF CALIFORNIA	)
) SS
COUNTY OF LOS ANGELES	)

On this 17th day of March, 2026, personally appeared before me Steven R. Kutos, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 17th, 2026, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 17th day of March, 2026.

/s/ Mari Newhoff Mari Newhoff
Notary Public, State of California
My Commission Expires: October 24, 2029

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2025 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of March, 2026.

/s/ Anton Z. Moldan

Andon Z. Moldan

Director

STATE OF HAWAII	)
) SS
CITY AND COUNTY OF HONOLULU	)

On this 11th day of March, 2026, personally appeared before me Anton Z. Moldan, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 11th, 2026, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 11th day of March, 2026.

/s/ Elaine K. Royston Elaine K. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2025 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of March, 2026.

/s/ John L. Scarano

John L. Scarano

Director

STATE OF HAWAII	)
) SS
CITY AND COUNTY OF HONOLULU	)

On this 11th day of March, 2026, personally appeared before me John L. Scarano, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 11th, 2026, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 11th day of March, 2026.

/s/ Elaine K. Royston Elaine K. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2027